UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: April 16, 2013

(Date of earliest event reported)

Glu Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

45 Fremont Street, Suite 2800 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2013, Glu Mobile Inc. (“Glu”) entered into a sublease (the “Sublease”) with Oracle America, Inc. (“Oracle”) for office space at 500 Howard Street, San Francisco, California covering the entire third floor (the “Premises”). Glu intends to use the Premises as its new corporate headquarters. The size of the Premises is approximately 28,937 square feet. The term of the Sublease will begin on the later to occur of (1) the date that Oracle delivers possession of the Premises to Glu and (2) the date upon which Oracle procures the consent of the master landlord, HART Foundry Square IV, LLC, to the Sublease, and the term will expire on March 18, 2018. Glu will pay Oracle monthly base rent beginning July 1, 2013 as set forth below:

Months of Term	Rate Per Rentable Square Foot Per Annum	Monthly Base Rent
July 1, 2013 - June 30, 2014	$47.00	$113,336.58
July 1, 2014 - June 30, 2015	$48.00	$115,748.05
July 1, 2015 - June 30, 2016	$49.00	$118,159.42
July 1, 2016 - June 30, 2017	$50.00	$120,570.83
July 1, 2017 - March 31, 2018	$51.00	$122,982.25

The Sublease also calls for additional payments for a portion of all increases in taxes, operating expenses and energy expenses above the specified baseline for such expenses. Glu will pay Oracle a security deposit of $1,229,822.50 for the Sublease, which Glu will provide in the form of an irrevocable standby letter of credit. Glu may request a burndown of the amounts under the letter of credit after 12 months and every 12 months thereafter until year 3, provided Glu hasn’t defaulted on a monetary provision of the Sublease and is not in default of a monetary provision of the Sublease at the time of its request. The burndown amounts are as follows: (i) to $983,858, at any time after the last day of the 12th full calendar month of the Sublease term; and (ii) to $737,893.50, at any time after the last day of the 24th full calendar month of the Sublease term; and (iii) to $491,929.00, at any time after the last day of the 36th full calendar month of the Sublease term. The Premises are fully furnished, and Glu will be entitled to purchase the furniture at the end of the term for no cost.

The foregoing description of the Sublease is not intended to be complete and is qualified in its entirety by reference to the complete text of the Sublease, which is attached hereto as Exhibit 99.01 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.01	Sublease, dated as of April 16, 2013, by and between Oracle America, Inc. and Glu Mobile Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: April 22, 2013	By:	/s/ Scott J. Leichtner
Name: Scott J. Leichtner
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

99.01	Sublease, dated as of April 16, 2013, by and between Oracle America, Inc. and Glu Mobile Inc.

3